Exhibit No. 99

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                           WFMBS MORTGAGE LOAN POOL
               20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                        RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2004-X
                            POOL PROFILE (9/7/2004)

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                                             7/1 POOL             Tolerance
                                        ----------------      -----------------
AGGREGATE PRINCIPAL BALANCE                 $550,000,000            (+/- 7.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Oct-04                   N/A
INTEREST RATE RANGE                      3.375% - 7.000%                   N/A
GROSS WAC                                         5.256%         (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE                    25.0 bps
MASTER SERVICING FEE                             1.0 bps on Securitization only
WAM (in months)                                      358         (+/- 2 months)

WALTV                                                70%          (maximum +5%)

CALIFORNIA PERCENT                                   32%          (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                       1%         (maximum  +2%)

AVERAGE LOAN BALANCE                            $417,113     (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE               $2,500,000   (maximum $2,500,000)

CASH OUT REFINANCE PERCENT                            7%         (maximum  +5%)

PRIMARY RESIDENCE PERCENT                            96%          (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                       87%          (minimum -5%)

FULL DOCUMENTATION PERCENT                           57%          (minimum -5%)

WA FICO                                              740           (minimum -5)

UNINSURED > 80% LTV PERCENT                           0%          (maximum +3%)

RELOCATION PERCENT                                 18.6%          (minimum -2%)

GROSS MARGIN                                      2.750%          (+ / - 5 bps)

GROSS LIFECAP                                    10.256%         (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                                82       (+ / - 3 months)

INTEREST ONLY PERCENT                                65%         (maximum  +5%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                             WFMBS MORTGAGE LOAN POOL
                                 20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                                          RELO & NON-RELOCATION MORTGAGES
                                                WFMBS SERIES 2004-X
                                                PRICING INFORMATION
                                              POOL PROFILE (9/7/2004)
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

COLLATERAL                               All Mortgage Loans will Index off the One Year CMT.
                                   None of the Mortgage Loans have a convertibility feature.
           Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                              Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                           TBD by Wells Fargo

PASS THRU RATE                                            Net WAC or Ratio Stripped/Variable

STRUCTURE                                               TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                       EXCEPT AS NOTED BELOW
                                (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                             28-Sep-04                          9:00 AM
    Structures received or changes to structures past the due date will incur a $10,000 fee.
PRICING DATE

SETTLEMENT DATE                                                                    18-Oct-04

ASSUMED SUB LEVELS                                                         AGG Assumed Level
Levels and Rating Agencies for                                        AAA        3.00%
2004-X to be determined by                                             AA        1.85%
Wells Fargo.                                                            A        1.05%
These levels are for bid purposes only.                               BBB        0.60%
They are not a trade stipulation.                                      BB        0.30%
Any change in actual levels will not result                             B        0.10%
in price changes.
If WF allows U/W to select Rating Agencies,                 Note:  AAA Class will be rated by two rating agencies.
there may be additional fees incurred.                      AA through B Classes will be rated by one rating agency.
                                                            Additional tranche ratings will be paid for by the sub underwriter.

NOTE: Please note the following specifics of the 2004-X structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated Loan Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP% No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
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WFMBS CONTACTS                                              Brad Davis (301) 846-8009
                                                            Gretchen Leff (301) 846-8356
                                                            Mike Miller (301) 815-6397




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                                                  WFASC Denomination Policy
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                                                                                     Minimum         Physical       Book Entry
Type and Description of Certificates                                              Denomination     Certificates    Certificates
                                                                                     (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                 $25,000         Allowed          Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000         Allowed          Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that           $100,000         Allowed          Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                           (2)           Allowed          Allowed

Residual Certificates                                                                  (3)           Required       Not Allowed

All other types of Class A Certificates                                                (5)             (5)              (5)



Class B (Investment Grade)                                                          $100,000         Allowed          Allowed

Class B (Non-Investment Grade)                                                      $250,000         Required       Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.